UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 6, 2006 (September 5, 2006)

ELECSYS CORPORATION
(Exact name of registrant as specified in its charter)

KANSAS	0-22760	48-1099142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Employer No.)

846 N. Mart-Way Court, Olathe, Kansas	66061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(913) 647-0158

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On September 5, 2006 DCI, Inc. (“DCI”) a wholly owned subsidiary of Elecsys Corporation (the “Company”), completed an industrial revenue bond financing, the proceeds of which were used for acquiring, constructing and equipping the Company’s new headquarters and production facility located in Olathe, Kansas. Under the terms of the financing (i) the City of Olathe, Kansas (the “Issuer”) issued its (a) Tax Exempt Industrial Revenue Bonds (DCI, Inc. Project), Series 2006A, in the aggregate principal amount of $3,680,000 (the “Series 2006A Bonds”); (b) Tax Exempt Industrial Revenue Bonds (DCI, Inc. Project), Series 2006B, in the aggregate principal amount of $400,000 (the “Series 2006B Bonds”); (c) Taxable Industrial Revenue Bonds (DCI, Inc. Project), Series 2006C, in the aggregate principal amount of $100,000 (the “Series 2006C Bonds”); and (d) Taxable Subordinate Industrial Revenue Bonds (DCI, Inc. Project), Series 2006D, in the aggregate principal amount of $820,000 (the “Series 2006D Bonds,” and together with the Series 2006A Bonds, the Series 2006B Bonds and the Series 2006C Bonds, the “Bonds”), and (ii) DCI entered into a number of agreements, including a Lease Agreement between the Issuer and DCI whereby the Issuer agreed to make the proceeds of the Bonds available to DCI for the Company’s new facility and whereby DCI agreed through a sublease to make rental payments in amounts sufficient to pay the principal of, and redemption premium, if any, and interest on the Bonds upon the terms and conditions set forth therein and to make certain other representations, covenants and agreements.

The terms and conditions of the Bonds are contained in the Trust Indenture between the Issuer and UMB Bank, N.A. as bond trustee and are generally as follows: (i) Series 2006A Bonds: 5-year adjustable interest rate based on the yield on 5-year United States Treasury Notes, plus .45% (5.50% as of September 1, 2006), due in monthly principal and interest payments beginning October 1, 2006 through maturity on September 1, 2026, secured by real estate; (ii) Series 2006B Bonds: fixed interest rate of 6.06%, due in monthly principal and interest payments beginning October 1, 2006 through maturity on September 1, 2009, secured by equipment; (iii) Series 2006C Bonds: fixed interest rate of 7.88%, due in monthly principal and interest payments beginning October 1, 2006 through maturity on September 1, 2009, secured by equipment; and (iv) Series 2006D Bonds: fixed interest rate of 8.00%, due in semi-annual interest installments on March 1 and September 1, commencing on March 1, 2007 with principal due at maturity on March 1, 2017.

A copy of a press release announcing the completion of the industrial revenue bond financing is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(c)	EXHIBITS. The following exhibits are filed herewith:
99.1	Press Release dated September 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2006	ELECSYS CORPORATION

	By:	/s/ Todd A. Daniels
Todd A. Daniels
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated September 6, 2006.